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                                   UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2008

                               ERF WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            NEVADA                      000-27467               76-0196431
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


         2911 SOUTH SHORE BOULEVARD, SUITE 100, LEAGUE CITY, TEXAS 77573
         ---------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (281) 538-2101
                                                           --------------

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

On August 18, 2008, ERF Wireless, Inc. ("ERFW"), announced in a press release that the company filed its Form 10-Q with the Securities and Exchange Commission on August 14, 2008, reporting results for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release dated August 18, 2008




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ERF WIRELESS, INC.



                                                  By: /s/ H. Dean Cubley
                                                      -----------------------
                                                  Dr. H. Dean Cubley
                                                  Chief Executive Officer

Date:  August 18, 2008






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EXHIBIT INDEX


Exhibit No.             Description
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99.1                    Press Release dated August 18, 2008